Exhibit 99.1

Dell Focus on Operating Efficiency, Cost Management Produces Solid Cash Flow in Fiscal First Quarter

  Operating Expenses Down More Than $300 Million
  On Track to $4 Billion in Annualized Cost Reductions
  Cash Flow of $761 Million

ROUND ROCK, Texas--(BUSINESS WIRE)--May 28, 2009--Dell drove solid cash flow in a challenging demand environment during its fiscal first-quarter 2010, as the company continued to emphasize operating efficiency, balancing growth and profitability, and development of capabilities even more deeply into data-center computing, services and software.

Earnings for the quarter ended May 1 were 15 cents per share on revenue of $12.3 billion. Earnings included expenses of $185 million, or nine cents per share, for organizational effectiveness actions.

Operating expenses were down $101 million from the previous quarter and $312 million from last year’s first quarter. Operating income was $414 million. Cash flow from operations was $761 million, as Dell ended the quarter with $10.7 billion in cash and investments.

	First Quarter
(in millions, except share data)	FY10	FY09	Change
Revenue	$12,342	$16,077	(23%)
Operating Income	$414	$899	(54%)
Net Income	$290	$784	(63%)
EPS	$0.15	$0.38	(61%)
All growth rates are year-over-year unless otherwise noted.

“We’re continuing to transform the company on the cost side and delivering strong cash flow,” said Michael Dell, chairman and chief executive officer. “Re-establishing cost leadership and having flexibility to invest in our business will position us well as IT spending improves.

“Signals about the demand environment are mixed, but we’re preparing for what we believe will be a powerful replacement cycle, with virtualization and managed services playing larger roles in what customers want and Dell provides.”

Mr. Dell said the company further broadened its enterprise computing and services capabilities in Q1, including introduction of Dell’s 11th-generation servers and significant growth in sales of its EqualLogic scalable, virtualized storage solution. A series of acquisitions has been integrated into cloud-based services for monitoring and managing IT networks for larger customers, which are now being extended to small and medium businesses, first in the U.S.

Brian Gladden, Dell’s chief financial officer, said fiscal first-quarter results are consistent with how the company is managing its business in the present IT spending environment.

“Along with generating strong cash flow, we maintained solid operating margins and made further progress toward reducing annualized costs by $4 billion by the end of fiscal 2011,” said Mr. Gladden.

Global Strategic Business Units

Large Enterprise revenue totaled $3.4 billion, a 31-percent decrease from a year ago, as many large IT customers defer spending. Operating income in the segment was $192 million. The company continued to invest in solutions capabilities that will help drive future growth in enterprise solutions. The 11th-generation PowerEdge servers and Dell Precision workstations are based on the next generation of Intel’s Xeon® processors. Revenue from EqualLogic systems, including the PS6000 series of storage arrays, was up 71 percent.

Public revenue was $3.2 billion, an 11-percent decrease from a year ago. Operating income was $293 million. Growth in Dell’s larger government accounts partially offset weaker demand in other parts of the business. During the quarter Dell and Perot Systems entered an alliance to provide integrated, virtualized healthcare solutions that will help customers improve patient care and reduce costs. Last week the Public business introduced an IT solution developed especially for use in K-12 classrooms, including the “student-rugged” Latitude 2100 netbook; custom “computing stations” for storage, management and networking; and business-class services and support.

Dell sales to Small and Medium Business customers totaled $3.0 billion, a 30-percent decrease from a year ago. First-quarter operating income was $230 million. The company increased its portfolio of tailored resources in the Small and Medium Business Solutions Center, providing SMB customers with new interactive content, industry research, peer communities and enhanced search capabilities.

Consumer revenue was down 16 percent to $2.8 billion in the first quarter, with break-even operating income. Shipments increased 12 percent over last year, as product launches in the quarter included the Adamo by Dell brand. Dell also announced the Studio One 19, a new all-in-one computer, and the Studio XPS 435, for digital-content creation and tech enthusiasts. While further improving the online buying experience at Dell.com, the company expanded customer reach to now more than 30,000 consumer retail outlets worldwide.

Company Outlook

Indicators of global IT demand remain mixed, and the broader environment is still challenging. The company is positioning itself for improvement in IT spending by focusing on customer requirements and their experience with Dell, along with internal operating efficiency and costs.

About Dell

Dell Inc. (NASDAQ: DELL) listens to customers and delivers innovative technology and services they need and value. For more information, visit www.dell.com. To hear a replay of the first quarter analysts call with Michael Dell, chairman and CEO, and Brian Gladden, CFO, go to www.dell.com/investor, or to communicate directly with Dell, go to www.dell.com/dellshares.

Special Note:

Statements in this press release that relate to future results and events (including statements about our future financial and operating performance) are forward-looking statements based on Dell's current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: weakening global economic conditions and instability in financial markets; our ability to reestablish a cost advantage over our competitors; our ability to generate substantial non-U.S. net revenue; our ability to accurately predict product, customer and geographic sales mix and seasonal sales trends; information technology and manufacturing infrastructure failures and breaches in data security; our ability to effectively manage periodic product transitions; disruptions in component or product availability; our reliance on vendors for quality product components, including reliance on several single-source or limited-source suppliers; our ability to access the capital markets; risks relating to our internal controls; unfavorable results of legal proceedings; our acquisition of other companies; our ability to properly manage the distribution of our products and services; the success of our cost-cutting measures; effective hedging of our exposure to fluctuations in foreign currency exchange rates and interest rates; counterparty default risks; obtaining licenses to intellectual property developed by others on commercially reasonable and competitive terms; our ability to attract, retain and motivate key personnel; loss of government contracts; expiration of tax holidays or favorable tax rate structures; changing environmental laws; and the effect of armed hostilities, terrorism, natural disasters and public health issues. For a discussion of those and other factors affecting our business and prospects, see Dell’s periodic filings with the Securities and Exchange Commission. We assume no obligation to update forward-looking statements.

Consolidated statements of income, financial position and cash flows follow.

Dell, Latitude, Inspiron, Dell Precision, PowerEdge and Dell EqualLogic are trademarks of Dell Inc.

Dell disclaims any proprietary interest in the marks and names of others.

DELL INC.
Condensed Consolidated Statement of Income and Related Financial Highlights
(in millions, except per share data and percentages)
(unaudited)

	Three Months Ended			% Growth Rates
	May 1,	January 30,	May 2,
	2009	2009	2008	Sequential	Yr. to Yr.

Net revenue:
Products	$10,232	$11,264	$13,956	(9%)	(27%)
Services, including software related	2,110	2,164	2,121	(2%)	(1%)
Total net revenue	12,342	13,428	16,077	(8%)	(23%)

Cost of net revenue
Products	8,786	9,704	11,847	(9%)	(26%)
Services, including software related	1,388	1,412	1,265	(2%)	10%
Total cost of net revenue	10,174	11,116	13,112	(8%)	(22%)

Gross margin	2,168	2,312	2,965	(6%)	(27%)

Selling, general and administrative	1,613	1,679	1,912	(4%)	(16%)
Research, development and engineering	141	176	152	(20%)	(7%)
In-process research and development	-	-	2	N/A	(100%)
Total operating expenses	1,754	1,855	2,066	(5%)	(15%)

Operating income	414	457	899	(9%)	(54%)
Investment and other (expense) income, net	(2)	(3)	125	45%	(101%)
Income before income taxes	412	454	1,024	(9%)	(60%)
Income tax provision	122	103	240	19%	(49%)
Net income	$290	$351	$784	(17%)	(63%)

Earnings per common share:
Basic	$0.15	$0.18	$0.39	(17%)	(62%)
Diluted	$0.15	$0.18	$0.38	(17%)	(61%)

Weighted average shares outstanding:
Basic	1,949	1,944	2,036	0%	(4%)
Diluted	1,952	1,948	2,040	0%	(4%)

Percentage of Total Net Revenue:
Gross margin	17.6%	17.2%	18.4%
Selling, general and administrative	13.1%	12.5%	11.9%
Total research and development	1.1%	1.3%	1.0%

Operating expenses	14.2%	13.8%	12.9%
Operating income	3.4%	3.4%	5.5%
Income before income taxes	3.3%	3.4%	6.4%
Net income	2.3%	2.6%	4.9%
Income tax rate	29.6%	22.6%	23.5%

Net Revenue by Product Category:
Mobility	$3,875	$3,999	$4,849	(3%)	(20%)
Desktop PCs	3,163	3,538	4,781	(11%)	(34%)
Software and Peripherals	2,246	2,487	2,741	(10%)	(18%)
Servers and Networking	1,286	1,431	1,718	(10%)	(25%)
Enhanced Services	1,238	1,270	1,344	(3%)	(8%)
Storage	534	703	644	(24%)	(17%)
Consolidated net revenue	$12,342	$13,428	$16,077	(8%)	(23%)

Percentage of Total Net Revenue:
Mobility	32%	30%	30%
Desktop PCs	26%	26%	30%
Software and Peripherals	18%	19%	17%
Servers and Networking	10%	11%	11%
Enhanced Services	10%	9%	8%
Storage	4%	5%	4%

Net Revenue by Global Segments:
Large Enterprise	$3,400	$3,889	$4,921	(13%)	(31%)
Public	3,171	3,287	3,581	(4%)	(11%)
Small and Medium Business	2,967	3,043	4,244	(3%)	(30%)
Consumer	2,804	3,209	3,331	(13%)	(16%)
Consolidated net revenue	$12,342	$13,428	$16,077	(8%)	(23%)

Percentage of Total Net Revenue:
Large Enterprise	27%	29%	31%
Public	26%	24%	22%
Small and Medium Business	24%	23%	26%
Consumer	23%	24%	21%

Note: Percentage growth rates and ratios are calculated based on underlying data in thousands.

DELL INC.
Condensed Consolidated Statement of Financial Position and Related Financial Highlights
(in millions, except for "Ratios" and "Other information")
(unaudited)

	May 1,	January 30,	May 2,
	2009	2009	2008
Assets:
Current assets:
Cash and cash equivalents	$9,691	$8,352	$8,273
Short-term investments	434	740	228
Accounts receivable, net	4,278	4,731	6,002
Financing receivables, net	1,775	1,712	1,548
Inventories, net	842	867	1,258
Other	2,890	3,749	3,193
Total current assets	19,910	20,151	20,502
Property, plant and equipment, net	2,181	2,277	2,642
Investments	568	454	1,312
Long-term financing receivables, net	445	500	375
Goodwill	1,742	1,737	1,691
Purchased intangible assets, net	684	724	808
Other non-current assets	659	657	689
Total assets	$26,189	$26,500	$28,019

Liabilities and Equity:
Current liabilities:
Short-term debt	$101	$113	$131
Accounts payable	7,844	8,309	10,891
Accrued and other	3,513	3,788	3,829
Short-term deferred enhanced services revenue	2,683	2,649	2,518
Total current liabilities	14,141	14,859	17,369
Long-term debt	2,396	1,898	1,848
Long-term deferred enhanced services revenue	2,954	3,000	2,906
Other non-current liabilities	2,468	2,472	2,350
Total liabilities	21,959	22,229	24,473
Redeemable common stock	-	-	92
Stockholders' equity	4,230	4,271	3,454
Total liabilities and equity	$26,189	$26,500	$28,019

Ratios:
Days of sales outstanding (1)	34	35	36
Days supply in inventory	7	7	9
Days in accounts payable	69	67	75
Cash conversion cycle	(28)	(25)	(30)

Average total revenue/unit (approximate)	$1,360	$1,410	$1,470

Note: Ratios are calculated based on underlying data in thousands.

(1) Days of sales outstanding (“DSO”) is based on the ending net trade receivables and most recent quarterly revenue for each period. DSO includes the effect of product costs related to customer shipments not yet recognized as revenue that are classified in other current assets. At May 1, 2009, January 30, 2009, and May 2, 2008, DSO and days of customer shipments not yet recognized were 31 and 3 days, 31 and 4 days, 33 and 3 days, respectively.

DELL INC.
Condensed Consolidated Statements of Cashflows
(in millions, unaudited)

	Three Months Ended
	May 1,	May 2,
	2009	2008
Cash flows from operating activities:
Net income	$290	$784
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	201	183
Stock-based compensation	67	50
In-process research and development charges	-	2
Effects of exchange rate changes on monetary assets and
liabilities denominated in foreign currencies	-	(90)
Deferred income taxes	10	34
Other	92	38
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	411	103
Financing receivables	(27)	154
Inventories	24	(76)
Other assets	547	(192)
Accounts payable	(483)	(652)
Deferred enhanced services revenue	(22)	141
Accrued and other liabilities	(349)	(336)
Change in cash from operating activities	761	143

Cash flows from investing activities:
Investments:
Purchases	(428)	(172)
Maturities and sales	642	434
Capital expenditures	(80)	(122)
Acquisition of business, net of cash received	(3)	(170)
Change in cash from investing activities	131	(30)

Cash flows from financing activities:

Repurchase of common stock	-	(1,031)
Issuance of common stock under employee plans	-	21
Issuance of commercial paper, net	-	101
Proceeds from issuance of debt	497	1,519
Repayments of debt	(11)	(223)
Other	(1)	-
Change in cash from financing activities	485	387

Effect of exchange rate changes on cash and cash equivalents	(38)	9
Change in cash and cash equivalents	1,339	509

Cash and cash equivalents at beginning of period	8,352	7,764
Cash and cash equivalents at end of period	$9,691	$8,273

DELL INC.
Segment and Product Information
(in millions, except percentages) (unaudited)

	Fiscal 2010	Fiscal 2009
	Three Months Ended
	May 1,	January 30,	October 31,	August 1,	May 2,
	2009	2009	2008	2008	2008
Net Revenue by Product Category:
Mobility	$3,875	$3,999	$4,861	$4,895	$4,849
Desktop PCs	3,163	3,538	4,091	4,954	4,781
Software and Peripherals	2,246	2,487	2,585	2,790	2,741
Servers and Networking	1,286	1,431	1,630	1,733	1,718
Enhanced Services	1,238	1,270	1,365	1,372	1,344
Storage	534	703	630	690	644
Consolidated net revenue	$12,342	$13,428	$15,162	$16,434	$16,077

Percentage of Total Net Revenue:
Mobility	32%	30%	32%	30%	30%
Desktop PCs	26%	26%	27%	30%	30%
Software and Peripherals	18%	19%	17%	17%	17%
Servers and Networking	10%	11%	11%	11%	11%
Enhanced Services	10%	9%	9%	8%	8%
Storage	4%	5%	4%	4%	4%

Net Revenue by Global Segments:
Large Enterprise	$3,400	$3,889	$4,395	$4,806	$4,921
Public	3,171	3,287	3,960	4,510	3,581
Small and Medium Business	2,967	3,043	3,647	3,958	4,244
Consumer	2,804	3,209	3,160	3,160	3,331
Consolidated net revenue	$12,342	$13,428	$15,162	$16,434	$16,077

Percentage of Total Net Revenue:
Large Enterprise	27%	29%	29%	29%	31%
Public	26%	24%	26%	28%	22%
Small and Medium Business	24%	23%	24%	24%	26%
Consumer	23%	24%	21%	19%	21%

Consolidated Operating Income:
Large Enterprise	$192	$259	$254	$259	$386
Public	293	289	361	331	277
Small and Medium Business	230	239	374	330	330
Consumer	(1)	47	142	29	88
Consolidated segment operating income	714	834	1,131	949	1,081
Severance and facilities closure expenses	(185)	(134)	(17)	(25)	(106)
Broad based long-term incentives	(76)	(217)	(73)	(78)	(50)
In-process research and development	-	-	-	-	(2)
Amortization of intangible assets	(39)	(26)	(26)	(27)	(24)
Consolidated operating income	$414	$457	$1,015	$819	$899

DELL INC.
Supplementary Items
(in millions, except per share data)
(unaudited)

The following supplemental data is provided for additional information.
All items are included in Dell's U.S. GAAP results.

	Three Months Ended May 1, 2009
	Pre-Tax $M	Est. EPS Impact
Severance & Facility Closures	$(185)	$(0.09)

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